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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                           --------------------------
                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) August 2, 2005

                                Glowpoint, Inc.
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             (Exact name of Registrant as Specified in its Charter)


             Delaware                   0-25940                77-0312442
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         (State or other         (Commission File Number)   (I.R.S. Employer
  Jurisdiction of Incorporation)                            Identification No.)

                       225 Long Avenue Hillside, NJ 07205
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              (Address of Principal Executive Officers) (Zip Code)


                                 (973) 282-2000
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              (Registrant's telephone number, including area code)


                                 Not Applicable
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         (Former name or former address, if changed since past report)



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ITEM 4.02.  NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED
            AUDIT REPORT OR COMPLETED INTERIM REVIEW.

         On August 2, 2005, pursuant to a recommendation of its Audit Committee, the Board of Directors of Glowpoint, Inc. concluded that Glowpoint will be required to restate its previously issued financial statements for the years ended December 31, 2002, 2003 and 2004 appearing in the Company's Form 10-K for the year ended December 31, 2004, and its interim financial statements for the quarter ended March 31, 2005, appearing in Glowpoint's Form 10-Q for the quarter ended March 31, 2005. In light of the restatement, Glowpoint's prior financial statements for those periods should no longer be relied upon.

         On August 3, 2005, the Company issued a press release addressing those matters, which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

         The Audit Committee has discussed the matters associated with the restatement and disclosed in this current report on Form 8-K with both BDO Seidman, LLP, the Company's independent public accounting firm from May 18, 2000 to June 2, 2005, and Eisner LLP, the Company's independent public accounting firm since June 2, 2005.


ITEM 8.01. OTHER EVENTS.

         Because the review disclosed under Item 4.02 above is ongoing, the Company has postponed the investor call scheduled for August 4, 2005 to discuss the Company's second quarter results.

         The information in the press release that is incorporated by reference under Item 4.02 above is also incorporated by reference into this Item 8.01.


ITEM 9.01. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a) Financial Statements of Businesses Acquired.

             Not applicable.

         (b) Pro Forma financial Information.

             Not applicable.

         (c) Exhibits.

             Exhibit No.                  Description
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               99.1              Press release dated August 3, 2005.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       GLOWPOINT, INC.


Dated:  August 3, 2005
                                       /s/ Gerard E. Dorsey
                                       -----------------------------------
                                       Gerard E. Dorsey
                                       Chief Financial Officer and Executive
                                       Vice President, Finance